Exhibit (q)(4)

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that Joseph A. Carrier, a member of the Board of Trustees or Management Committee, as applicable, of College Retirement Equities Fund, TIAA-CREF Funds, TIAA-CREF Life Funds and TIAA Separate Account VA-1 (collectively, the “TC Fund Complex”), whose signature appears below, constitutes and appoints Derek B. Dorn, Mary Catherine Benedetto and Rachael Zufall, and each of them individually, as his true and lawful attorneys-in-fact to take any and all actions and execute any and all instruments which said attorneys-in-fact may deem necessary or advisable to enable the Companies to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder, including specifically, but without limitation of the foregoing, power and authority to sign his name to any Registration Statement of the TC Fund Complex with respect to the continual issuance of redeemable shares of the TC Fund Complex, any amendments or supplements (including, but not limited to, Post-Effective Amendments adding additional series or classes) to said Registration Statement; and any instruments or documents filed or to be filed as a part of or in connection with such Registration Statement.

I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Date: February 15, 2023

/s/Joseph A. Carrier
Joseph A. Carrier

State of Texas	)
County of Harris	)
ss.
)

SUBSCRIBED AND SWORN to before me this February 15, 2023, by Joseph A. Carrier, who I have identified to be the person who signs herein.

/s/John Louis Williams Jr.
NOTARY PUBLIC (Notarized online using audio-video communication)

My Commission Expires: September 10, 2024

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that Nicole Thorne Jenkins, a member of the Board of Trustees or Management Committee, as applicable, of College Retirement Equities Fund, TIAA-CREF Funds, TIAA-CREF Life Funds and TIAA Separate Account VA-1 (collectively, the “TC Fund Complex”), whose signature appears below, constitutes and appoints Derek B. Dorn, Mary Catherine Benedetto and Rachael Zufall, and each of them individually, as her true and lawful attorneys-in-fact to take any and all actions and execute any and all instruments which said attorneys-in-fact may deem necessary or advisable to enable the Companies to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder, including specifically, but without limitation of the foregoing, power and authority to sign his name to any Registration Statement of the TC Fund Complex with respect to the continual issuance of redeemable shares of the TC Fund Complex, any amendments or supplements (including, but not limited to, Post-Effective Amendments adding additional series or classes) to said Registration Statement; and any instruments or documents filed or to be filed as a part of or in connection with such Registration Statement.

I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Date: February 1, 2023

/s/Nicole Thorne Jenkins
Nicole Thorne Jenkins

State of Virginia	)
)
ss.
)

SUBSCRIBED AND SWORN to before me this 1st day of February 2023, by Nicole Thorne Jenkins, who I have identified to be the person who signs herein.

/s/Mihaela A Dobrican
NOTARY PUBLIC

My Commission Expires: January 31, 2024

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that Loren M. Starr, a member of the Board of Trustees or Management Committee, as applicable, of College Retirement Equities Fund, TIAA-CREF Funds, TIAA-CREF Life Funds and TIAA Separate Account VA-1 (collectively, the “TC Fund Complex”), whose signature appears below, constitutes and appoints Derek B. Dorn, Mary Catherine Benedetto and Rachael Zufall, and each of them individually, as his true and lawful attorneys-in-fact to take any and all actions and execute any and all instruments which said attorneys-in-fact may deem necessary or advisable to enable the Companies to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder, including specifically, but without limitation of the foregoing, power and authority to sign his name to any Registration Statement of the TC Fund Complex with respect to the continual issuance of redeemable shares of the TC Fund Complex, any amendments or supplements (including, but not limited to, Post-Effective Amendments adding additional series or classes) to said Registration Statement; and any instruments or documents filed or to be filed as a part of or in connection with such Registration Statement.

I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Date: December 6, 2022

/s/Loren M. Starr Loren M. Starr

State of New York	)

)
ss.

)

SUBSCRIBED AND SWORN to before me this 6th day of December, by Loren M. Starr, who I have identified to be the person who signs herein.

/s/Shirley Taylor NOTARY PUBLIC

My Commission Expires: February 9, 2025